FIRSTMERIT
Bank

November 5, 2012

OurPet's Co.
Steven Tsengas
1300 East Street
Fairport Harbor, OH 44077

Re: All loans from FirstMerit Bank, N.A. under the Business Loan Agreement dated June 28, 2011.

Dear Mr. Tsengas:

Please use this letter as written confirmation that FirstMerit Bank, N.A. has agreed to waive the covenant violation requiring OurPet's Co. to maintain a Debt Service Coverage (DSC) ratio of 1.15X or greater. The actual DSC ratio for the trailing twelve month period ending 9/30/12 was 0.75X. A $1000.00 Covenant Violation fee will be assessed.

The above waivers were based on information that was provided by OurPet's Co., and does not constitute a waiver or amendment on any other existing or future terms, conditions and covenants that may be required of OurPet's Co.

Please acknowledge your agreement with the waivers by returning a signed copy of this letter within fifteen days from the date of this letter.

If you have any questions regarding this matter, please call me at 440-953-2239.

Sincerely,

Eric Hollinger
Senior Vice President
Commercial Lending Group

******ACKNOWLEDGMENT** *****

By: ______________________ Ph.D.
Steven Tsengas